Exhibit 8.1

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main
2	ABFS I Incorporated	Baltimore
3	ABS Leasing Services Company	Chicago
4	ABS MB Ltd.	Baltimore
5	Acacia (Luxembourg) S.à r.l.	Luxembourg
6	Accounting Solutions Holding Company, Inc.	Wilmington
7	Alex. Brown Financial Services Incorporated	Baltimore
8	Alex. Brown Investments Incorporated	Baltimore
9	Alfred Herrhausen Gesellschaft - Das internationale Forum der Deutschen Bank - mbH	Berlin
10	Americas Trust Servicios de Consultoria, S.A.	Madrid
11	Argent Incorporated	Baltimore
12	Atrium 99. Europäische VV SE	Frankfurt
13	B.T.I. Investments (in members’ voluntary liquidation)	London
14	Baincor Nominees Pty Limited	Sydney
15	Bainpro Nominees Pty Ltd	Sydney
16	Bankers Trust International Finance (Jersey) Limited	St. Helier
17	Bankers Trust International Limited (in members’ voluntary liquidation)	London
18	Bankers Trust Investments Limited	London
19	Barkly Investments Ltd.	St. Helier
20	Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City
21	Bebek Varlik Yönetym A.S.	Istanbul
22	Betriebs-Center für Banken AG	Frankfurt
23	BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln
24	BHW Bausparkasse Aktiengesellschaft	Hameln
25	BHW Gesellschaft für Vorsorge mbH	Hameln
26	BHW Holding AG	Hameln
27	BHW Invest, Société à responsabilité limitée	Luxembourg
28	BHW Kreditservice GmbH	Hameln
29	Biomass Holdings S.à r.l.	Luxembourg
30	Birch (Luxembourg) S.à r.l.	Luxembourg
31	Blue Cork, Inc.	Wilmington
32	BNA Nominees Pty Limited	Sydney
33	Borfield Sociedad Anonima	Montevideo
34	BRIMCO, S. de R.L. de C.V.	Mexico City
35	BT Commercial Corporation	Wilmington
36	BT Globenet Nominees Limited	London
37	BT Maulbronn GmbH	Eschborn
38	BT Milford (Cayman) Limited	George Town
39	BT Muritz GmbH	Eschborn
40	BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH	Eschborn
41	BTAS Cayman GP	George Town	1
42	BTD Nominees Pty Limited	Sydney
43	Buxtal Pty. Limited	Sydney
44	CAM Initiator Treuhand GmbH & Co. KG	Cologne	1
45	CAM PE Verwaltungs GmbH & Co. KG	Cologne	1
46	CAM Private Equity Nominee GmbH & Co. KG	Cologne	1
47	CAM Private Equity Verwaltungs-GmbH	Cologne
48	Caneel Bay Holding Corp.	Chicago	2
49	Cape Acquisition Corp.	Wilmington
50	CapeSuccess Inc.	Wilmington
51	CapeSuccess LLC	Wilmington
52	Cardales Management Limited	St. Peter Port
53	Cardales UK Limited	London
54	Career Blazers Consulting Services, Inc.	Albany
55	Career Blazers Contingency Professionals, Inc.	Albany
56	Career Blazers Learning Center of Los Angeles, Inc.	Los Angeles
57	Career Blazers LLC	Wilmington
58	Career Blazers Management Company, Inc.	Albany
59	Career Blazers New York, Inc.	Albany
60	Career Blazers of Ontario Inc.	London, Ontario
61	Career Blazers Personnel Services of Washington, D.C., Inc.	Washington D.C.
62	Career Blazers Personnel Services, Inc.	Albany
63	Career Blazers Service Company, Inc.	Wilmington
64	Caribbean Resort Holdings, Inc.	New York	2
65	Cathay Advisory (Beijing) Co., Ltd.	Beijing
66	Cathay Asset Management Company Limited	Port Louis
67	Cathay Capital Company (No 2) Limited	Port Louis
68	CBI NY Training, Inc.	Albany
69	Cedar (Luxembourg) S.à r.l.	Luxembourg
70	Centennial River 1 Inc.	Denver
71	Centennial River 2 Inc.	Austin
72	Centennial River Acquisition I Corporation	Wilmington
73	Centennial River Acquisition II Corporation	Wilmington
74	Centennial River Corporation	Wilmington
75	Cinda - DB NPL Securitization Trust 2003-1	Wilmington	2

Serial No.	Name of company	Domicile of company	Footnote
76	Consumo Finance S.p.A.	Milan
77	CREDA Objektanlage- und verwaltungsgesellschaft mbH	Bonn
78	CTXL Achtzehnte Vermögensverwaltung GmbH i.L.	Munich
79	Cyrus J. Lawrence Capital Holdings, Inc.	Wilmington
80	D&M Turnaround Partners Godo Kaisha	Tokyo
81	D.B. International Delaware, Inc.	Wilmington
82	DAHOC (UK) Limited	London
83	DAHOC Beteiligungsgesellschaft mbH	Frankfurt
84	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur
85	DB (Malaysia) Nominee (Tempatan) Sdn. Bhd.	Kuala Lumpur
86	DB (Pacific) Limited	Wilmington
87	DB (Pacific) Limited, New York	New York
88	DB Abalone LLC	Wilmington
89	DB Alex. Brown Holdings Incorporated	Wilmington
90	DB Alps Corporation	Wilmington
91	DB Alternative Trading Inc.	Wilmington
92	DB Alternatives and Fund Solutions Shanghai Investment Company Ltd	Shanghai
93	DB Aotearoa Investments Limited	George Town
94	DB Beteiligungs-Holding GmbH	Frankfurt
95	DB Boracay LLC	Wilmington
96	DB Capital Markets (Deutschland) GmbH	Frankfurt
97	DB Capital Partners Asia G.P. Limited (in voluntary liquidation)	George Town
98	DB Capital Partners General Partner Limited	London
99	DB Capital Partners Latin America, G.P. Limited (in voluntary liquidation)	George Town
100	DB Capital Partners, Inc.	Wilmington
101	DB Cartera de Inmuebles 1, S.A.U.	Pozuelo de Alarcón
102	DB Chestnut Holdings Limited	George Town
103	DB Commodity Services LLC	Wilmington
104	DB Consorzio S. Cons. a r. l.	Milan
105	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur
106	DB Delaware Holdings (Europe) Limited	George Town
107	DB Delaware Holdings (UK) Limited (in members’ voluntary liquidation)	London
108	DB Direkt GmbH	Frankfurt
109	DB Energy Commodities Limited	London
110	DB Energy Trading LLC	Wilmington
111	DB Enfield Infrastructure Holdings Limited	St. Helier
112	DB Enfield Infrastructure Investments Limited (in liquidation)	St. Helier
113	DB Equipment Leasing, Inc.	New York
114	DB Equity Limited	London
115	DB Finance (Delaware), LLC	Wilmington
116	DB Finanz-Holding GmbH	Frankfurt
117	DB Fund Services LLC	Wilmington
118	DB Funding LLC #5	Wilmington
119	DB Global Technology SRL	Bucharest
120	DB Global Technology, Inc.	Wilmington
121	DB Group Services (UK) Limited	London
122	DB Holdings (New York), Inc.	New York
123	DB Holdings (South America) Limited	Wilmington
124	DB HR Solutions GmbH	Eschborn
125	DB iCON Investments Limited (in members’ voluntary liquidation)	London
126	DB Impact Investment Fund I, L.P.	Edinburgh	1
127	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen	1, 3
128	DB Industrial Holdings GmbH	Luetzen
129	DB Infrastructure Holdings (UK) No.3 Limited	London
130	DB Intermezzo LLC	Wilmington
131	DB International (Asia) Limited	Singapore
132	DB International Investments Limited	London
133	DB International Trust (Singapore) Limited	Singapore
134	DB Investment Managers, Inc.	Wilmington
135	DB Investment Partners, Inc.	Wilmington
136	DB Investment Services GmbH	Frankfurt
137	DB Investments (GB) Limited	London
138	DB IROC Leasing Corp.	New York
139	DB Like-Kind Exchange Services Corp.	Wilmington
140	DB London (Investor Services) Nominees Limited	London
141	DB Management Support GmbH	Frankfurt
142	DB Managers, LLC	West Trenton
143	DB Mortgage Investment Inc.	Baltimore
144	DB Nexus American Investments (UK) Limited	London
145	DB Nexus Iberian Investments (UK) Limited	London
146	DB Nexus Investments (UK) Limited	London
147	DB Nominees (Hong Kong) Limited	Hong Kong
148	DB Nominees (Singapore) Pte Ltd	Singapore
149	DB Omega BTV S.C.S.	Luxembourg	1
150	DB Omega Holdings LLC	Wilmington
151	DB Omega Ltd.	George Town

Serial No.	Name of company	Domicile of company	Footnote
152	DB Omega S.C.S.	Luxembourg	1
153	DB Operaciones y Servicios Interactivos Agrupación de Interés Económico	Barcelona
154	DB Overseas Finance Delaware, Inc.	Wilmington
155	DB Overseas Holdings Limited	London
156	DB Portfolio Southwest, Inc.	Austin
157	DB Print GmbH	Frankfurt
158	DB Private Clients Corp.	Wilmington
159	DB Private Equity GmbH	Cologne
160	DB Private Equity International S.à r.l.	Luxembourg
161	DB Private Equity Treuhand GmbH	Cologne
162	DB Private Wealth Mortgage Ltd.	New York
163	DB PWM Private Markets I GP	Luxembourg
164	DB Re S.A.	Luxembourg
165	DB RMS Leasing (Cayman) L.P.	George Town	1
166	DB Samay Finance No. 2, Inc.	Wilmington
167	DB Securities S.A.	Warsaw
168	DB Service Centre Limited	Dublin
169	DB Service Uruguay S.A.	Montevideo
170	DB Services Americas, Inc.	Wilmington
171	DB Services New Jersey, Inc.	West Trenton
172	DB Servicios México, Sociedad Anónima de Capital Variable	Mexico City
173	DB Servizi Amministrativi S.r.l.	Milan
174	DB Strategic Advisors, Inc.	Makati City
175	DB Structured Derivative Products, LLC	Wilmington
176	DB Structured Products, Inc.	Wilmington
177	DB Trips Investments Limited	George Town	2
178	DB Trustee Services Limited	London
179	DB Trustees (Hong Kong) Limited	Hong Kong
180	DB U.S. Financial Markets Holding Corporation	Wilmington
181	DB UK Australia Finance Limited (in voluntary liquidation)	George Town
182	DB UK Australia Holdings Limited (in members’ voluntary liquidation)	London
183	DB UK Bank Limited	London
184	DB UK Holdings Limited	London
185	DB UK PCAM Holdings Limited	London
186	DB USA Corporation	Wilmington
187	DB Valoren S.à r.l.	Luxembourg
188	DB Value S.à r.l.	Luxembourg
189	DB Vanquish (UK) Limited (in members’ voluntary liquidation)	London
190	DB Vantage (UK) Limited (in members’ voluntary liquidation)	London
191	DB Vantage No.2 (UK) Limited (in members’ voluntary liquidation)	London
192	DB Vita S.A.	Luxembourg
193	db x-trackers (Proprietary) Limited	Johannesburg
194	DBAB Wall Street, LLC	Wilmington
195	DBAH Capital, LLC	Wilmington
196	DBCIBZ1	George Town
197	DBCIBZ2	George Town
198	DBFIC, Inc.	Wilmington
199	DBNZ Overseas Investments (No.1) Limited	George Town
200	DBOI Global Services (UK) Limited	London
201	DBOI Global Services Private Limited	Mumbai
202	DBR Investments Co. Limited	George Town
203	DBRE Global Real Estate Management IA, Ltd.	George Town
204	DBRE Global Real Estate Management IB, Ltd.	George Town
205	DBRMSGP1	George Town	1, 4
206	DBRMSGP2	George Town	1, 4
207	DBUK PCAM Limited	London
208	DBUKH No. 2 Limited	London	2
209	DBUSBZ1, LLC	Wilmington
210	DBUSBZ2, S.à r.l.	Luxembourg
211	DBX Advisors LLC	Wilmington
212	DBX Strategic Advisors LLC	Wilmington
213	dbX-Commodity 1 Fund	St. Helier	5
214	dbX-Convertible Arbitrage 14 Fund	St. Helier	5
215	dbX-Credit 2 Fund	St. Helier	5
216	dbX-Credit 4 Fund	St. Helier	5
217	dbX-CTA 11 Fund	St. Helier	5
218	dbX-CTA 16 Fund	St. Helier	5
219	dbX-CTA 18 Fund	St. Helier	5
220	dbX-CTA 2 Fund	St. Helier	5
221	dbX-CTA 9 Fund	St. Helier	5
222	dbX-Emerging Markets Macro 1 Fund	St. Helier	5
223	dbX-Event Driven 2 Fund	St. Helier	5
224	dbX-Global Long/Short Equity 10 Fund	St. Helier	5
225	dbX-Global Macro 4 Fund	St. Helier	5
226	dbX-Global Macro 7 Fund	St. Helier	5
227	dbX-Global Macro 9 Fund	St. Helier	5

Serial No.	Name of company	Domicile of company	Footnote
228	dbX-Risk Arbitrage 1 Fund	St. Helier	5
229	dbX-US Long/Short Equity 13 Fund	St. Helier	5
230	dbX-US Long/Short Equity 15 Fund	St. Helier	5
231	De Meng Innovative (Beijing) Consulting Company Limited	Beijing
232	DeAM Infrastructure Limited	London
233	DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn	1
234	DEE Deutsche Erneuerbare Energien GmbH	Duesseldorf
235	Delowrezham de México S. de R.L. de C.V.	Mexico City
236	DEUFRAN Beteiligungs GmbH	Frankfurt
237	DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt
238	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland
239	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland
240	Deutsche (New Munster) Holdings New Zealand Limited	Auckland
241	Deutsche Aeolia Power Production Société Anonyme	Paiania
242	Deutsche Alt-A Securities, Inc.	Wilmington
243	Deutsche Alternative Asset Management (France) SAS	Paris
244	Deutsche Alternative Asset Management (Global) Limited	London
245	Deutsche Alternative Asset Management (UK) Limited	London
246	Deutsche AM Distributors, Inc.	Wilmington
247	Deutsche AM Service Company	Wilmington
248	Deutsche AM Trust Company	Salem
249	Deutsche Asia Pacific Finance, Inc.	Wilmington
250	Deutsche Asia Pacific Holdings Pte Ltd	Singapore
251	Deutsche Asset Management (Asia) Limited	Singapore
252	Deutsche Asset Management (Hong Kong) Limited	Hong Kong
253	Deutsche Asset Management (India) Private Limited	Mumbai
254	Deutsche Asset Management (Japan) Limited	Tokyo
255	Deutsche Asset Management (Korea) Company Limited	Seoul
256	Deutsche Asset Management (UK) Limited	London
257	Deutsche Asset Management Group Limited	London
258	Deutsche Asset Management International GmbH	Frankfurt
259	Deutsche Asset Management Investment GmbH	Frankfurt
260	Deutsche Asset Management S.A.	Luxembourg
261	Deutsche Asset Management S.G.I.I.C., S.A.	Madrid
262	Deutsche Asset Management USA Corporation	Wilmington
263	Deutsche Australia Limited	Sydney
264	Deutsche Bank (Cayman) Limited	George Town
265	Deutsche Bank (Chile)	Santiago
266	Deutsche Bank (China) Co., Ltd.	Beijing
267	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur
268	Deutsche Bank (Mauritius) Limited	Port Louis
269	Deutsche Bank (Perú) S.A.	Lima
270	Deutsche Bank (Suisse) SA	Geneva
271	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo
272	DEUTSCHE BANK A.S.	Istanbul
273	Deutsche Bank Americas Holding Corp.	Wilmington
274	Deutsche Bank Bauspar-Aktiengesellschaft	Frankfurt
275	Deutsche Bank Corretora de Valores S.A.	Sao Paulo
276	Deutsche Bank Europe GmbH	Frankfurt
277	Deutsche Bank Financial Company	George Town
278	Deutsche Bank Financial Inc.	Wilmington
279	Deutsche Bank Holdings, Inc.	Wilmington
280	Deutsche Bank Insurance Agency Incorporated	Baltimore
281	Deutsche Bank Insurance Agency of Delaware	Wilmington
282	Deutsche Bank International Limited	St. Helier
283	Deutsche Bank International Trust Co. (Cayman) Limited	George Town
284	Deutsche Bank International Trust Co. Limited	St. Peter Port
285	Deutsche Bank Investments (Guernsey) Limited	St. Peter Port
286	Deutsche Bank Luxembourg S.A.	Luxembourg
287	Deutsche Bank Mutui S.p.A.	Milan
288	Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City
289	Deutsche Bank National Trust Company	Los Angeles
290	Deutsche Bank Nominees (Jersey) Limited	St. Helier
291	Deutsche Bank Polska Spólka Akcyjna	Warsaw
292	Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft	Frankfurt
293	Deutsche Bank Representative Office Nigeria Limited	Lagos
294	Deutsche Bank S.A.	Buenos Aires
295	Deutsche Bank S.A. - Banco Alemão	Sao Paulo
296	Deutsche Bank Securities Inc.	Wilmington
297	Deutsche Bank Securities Limited	Toronto
298	Deutsche Bank Services (Jersey) Limited	St. Helier
299	Deutsche Bank Società per Azioni	Milan
300	Deutsche Bank Trust Company Americas	New York
301	Deutsche Bank Trust Company Delaware	Wilmington
302	Deutsche Bank Trust Company, National Association	New York
303	Deutsche Bank Trust Corporation	New York

Serial No.	Name of company	Domicile of company	Footnote
304	Deutsche Bank Trustee Services (Guernsey) Limited	St. Peter Port
305	Deutsche Bank Österreich AG	Vienna
306	Deutsche Bank, Sociedad Anónima Española	Madrid
307	Deutsche Capital Finance (2000) Limited	George Town
308	Deutsche Capital Hong Kong Limited	Hong Kong
309	Deutsche Capital Markets Australia Limited	Sydney
310	Deutsche Capital Partners China Limited	George Town
311	Deutsche Cayman Ltd.	George Town
312	Deutsche CIB Centre Private Limited	Mumbai
313	Deutsche Commodities Trading Co., Ltd.	Shanghai
314	Deutsche Custody N.V.	Amsterdam
315	Deutsche Domus New Zealand Limited	Auckland
316	Deutsche Emerging Markets Investments (Netherlands) B.V.	Amsterdam
317	Deutsche Equities India Private Limited	Mumbai
318	Deutsche Far Eastern Asset Management Company Limited	Taipei
319	Deutsche Fiduciary Services (Suisse) SA	Geneva
320	Deutsche Finance Co 1 Pty Limited	Sydney
321	Deutsche Finance Co 2 Pty Limited	Sydney
322	Deutsche Finance Co 3 Pty Limited	Sydney
323	Deutsche Finance Co 4 Pty Limited	Sydney
324	Deutsche Finance No. 2 (UK) Limited (in members’ voluntary liquidation)	London
325	Deutsche Finance No. 2 Limited	George Town
326	Deutsche Foras New Zealand Limited	Auckland
327	Deutsche Futures Singapore Pte Ltd	Singapore
328	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf
329	Deutsche Global Markets Limited	Tel Aviv
330	Deutsche Group Holdings (SA) Proprietary Limited	Johannesburg
331	Deutsche Group Services Pty Limited	Sydney
332	Deutsche Grundbesitz Beteiligungsgesellschaft mbH	Eschborn
333	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt
334	Deutsche Haussmann S.à r.l.	Luxembourg
335	Deutsche Holdings (BTI) Limited	London
336	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg
337	Deutsche Holdings (Malta) Ltd.	Floriana
338	Deutsche Holdings (SA) (Proprietary) Limited	Johannesburg
339	Deutsche Holdings Limited	London
340	Deutsche Holdings No. 2 Limited	London
341	Deutsche Holdings No. 3 Limited	London
342	Deutsche Holdings No. 4 Limited	London
343	Deutsche Immobilien Leasing GmbH	Duesseldorf
344	Deutsche India Holdings Private Limited	Mumbai
345	Deutsche International Corporate Services (Delaware) LLC	Wilmington
346	Deutsche International Corporate Services (Ireland) Limited	Dublin
347	Deutsche International Corporate Services Limited	St. Helier
348	Deutsche International Custodial Services Limited	St. Helier
349	Deutsche International Finance (Ireland) Limited	Dublin
350	Deutsche International Trust Company N.V.	Amsterdam
351	Deutsche International Trust Corporation (Mauritius) Limited	Port Louis
352	Deutsche Inversiones Dos S.A.	Santiago
353	Deutsche Inversiones Limitada	Santiago
354	Deutsche Investment Management Americas Inc.	Wilmington
355	Deutsche Investments (Netherlands) N.V.	Amsterdam
356	Deutsche Investments Australia Limited	Sydney
357	Deutsche Investments India Private Limited	Mumbai
358	Deutsche Investor Services Private Limited	Mumbai
359	Deutsche IT License GmbH	Eschborn
360	Deutsche Knowledge Services Pte. Ltd.	Singapore
361	Deutsche Malta Company Ltd	Floriana
362	Deutsche Managed Investments Limited	Sydney
363	Deutsche Mandatos S.A.	Buenos Aires
364	Deutsche Master Funding Corporation	Wilmington
365	Deutsche Mexico Holdings S.à r.l.	Luxembourg
366	Deutsche Morgan Grenfell Group Public Limited Company	London
367	Deutsche Mortgage & Asset Receiving Corporation	Wilmington
368	Deutsche Mortgage Securities, Inc.	Wilmington
369	Deutsche Nederland N.V.	Amsterdam
370	Deutsche New Zealand Limited	Auckland
371	Deutsche Nominees Limited	London
372	Deutsche Oppenheim Family Office AG	Grasbrunn
373	Deutsche Overseas Issuance New Zealand Limited	Auckland
374	Deutsche Postbank AG	Bonn
375	Deutsche Postbank Finance Center Objekt GmbH	Schuettringen
376	Deutsche Private Asset Management Limited	London
377	Deutsche Securities (India) Private Limited	New Delhi
378	Deutsche Securities (Proprietary) Limited	Johannesburg
379	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg

Serial No.	Name of company	Domicile of company	Footnote
380	Deutsche Securities Asia Limited	Hong Kong
381	Deutsche Securities Australia Limited	Sydney
382	Deutsche Securities Inc.	Tokyo
383	Deutsche Securities Israel Ltd.	Tel Aviv
384	Deutsche Securities Korea Co.	Seoul
385	Deutsche Securities Mauritius Limited	Port Louis
386	Deutsche Securities Menkul Degerler A.S.	Istanbul
387	Deutsche Securities New Zealand Limited	Auckland
388	Deutsche Securities S.A.	Buenos Aires
389	Deutsche Securities Saudi Arabia LLC	Riyadh
390	Deutsche Securities SpA	Santiago
391	Deutsche Securities Venezuela S.A.	Caracas
392	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City
393	Deutsche Securitisation Australia Pty Limited	Sydney
394	Deutsche StiftungsTrust GmbH	Frankfurt
395	Deutsche Strategic Investment Holdings Yugen Kaisha	Tokyo
396	Deutsche Transnational Trustee Corporation Inc	Charlottetown
397	Deutsche Trust Company Limited Japan	Tokyo
398	Deutsche Trustee Company Limited	London
399	Deutsche Trustee Services (India) Private Limited	Mumbai
400	Deutsche Trustees Malaysia Berhad	Kuala Lumpur
401	Deutsches Institut für Altersvorsorge GmbH	Frankfurt
402	DFC Residual Corp.	Carson City
403	DG China Clean Tech Partners	Tianjin	1, 2, 6
404	DI Deutsche Immobilien Baugesellschaft mbH	Frankfurt
405	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt
406	DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH i.L.	Duesseldorf
407	DIL Financial Services GmbH & Co. KG	Duesseldorf
408	DISCA Beteiligungsgesellschaft mbH	Duesseldorf
409	DNU Nominees Pty Limited	Sydney
410	DSL Portfolio GmbH & Co. KG	Bonn	1
411	DSL Portfolio Verwaltungs GmbH	Bonn
412	DTS Nominees Pty Limited	Sydney
413	Durian (Luxembourg) S.à r.l.	Luxembourg
414	DWS Holding & Service GmbH	Frankfurt
415	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg
416	Elba Finance GmbH	Eschborn
417	Elizabethan Holdings Limited	George Town
418	Elizabethan Management Limited	George Town
419	Estate Holdings, Inc.	St. Thomas	2
420	European Value Added I (Alternate G.P.) LLP	London	1
421	Exinor SA (dissolution volontaire)	Bastogne
422	EXTOREL Private Equity Advisers GmbH i.L.	Cologne
423	FARAMIR Beteiligungs- und Verwaltungs GmbH	Cologne
424	Farezco I, S. de R.L. de C.V.	Mexico City
425	Farezco II, S. de R.L. de C.V.	Mexico City
426	Fenix Administración de Activos S. de R.L. de C.V.	Mexico City
427	Fiduciaria Sant’ Andrea S.r.L.	Milan
428	Finanza & Futuro Banca SpA	Milan
429	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt
430	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl “Rimbachzentrum” KG	Bad Homburg
431	G Finance Holding Corp.	Wilmington
432	Gemini Technology Services Inc.	Wilmington
433	German American Capital Corporation	Baltimore
434	Greenwood Properties Corp.	New York	2
435	Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf	1
436	Grundstücksgesellschaft Kerpen-Sindorf Vogelrutherfeld GbR	Troisdorf	1, 2
437	Grundstücksgesellschaft Köln-Ossendorf VI mbH	Cologne
438	Grundstücksgesellschaft Leipzig Petersstraße GbR	Troisdorf	1, 2
439	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf	1
440	Hac Investments Ltd.	Wilmington
441	Hakkeijima Godo Kaisha	Tokyo
442	Herengracht Financial Services B.V.	Amsterdam
443	HTB Spezial GmbH & Co. KG	Cologne	1
444	IKARIA Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne
445	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben I GbR	Troisdorf	1, 2
446	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben II GbR	Troisdorf	1, 2
447	Immobilienfonds Mietwohnhäuser Quadrath-Ichendorf GbR	Troisdorf	1, 2
448	Immobilienfonds Wohn- und Geschäftshaus Köln-Blumenberg V GbR	Troisdorf	1, 2
449	IOS Finance E F C S.A.	Barcelona
450	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne
451	IVAF I Manager, S.à r.l.	Luxembourg
452	J R Nominees (Pty) Ltd	Johannesburg
453	Jyogashima Godo Kaisha	Tokyo
454	KEBA Gesellschaft für interne Services mbH	Frankfurt
455	Kidson Pte Ltd	Singapore

Serial No.	Name of company	Domicile of company	Footnote
456	Kingfisher Nominees Limited	Auckland
457	Konsul Inkasso GmbH	Essen
458	Kradavimd UK Lease Holdings Limited	London
459	LA Water Holdings Limited	George Town
460	Lammermuir Leasing Limited (in members’ voluntary liquidation)	London
461	LAWL Pte. Ltd.	Singapore
462	Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld
463	Leonardo III Initial GP Limited	London
464	Long-Tail Risk Insurers, Ltd.	Hamilton
465	LWC Nominees Limited	Auckland
466	MAC Investments Ltd. (in voluntary liquidation)	George Town
467	Maher Terminals Holdings (Toronto) Limited	Vancouver
468	Maxblue Americas Holdings, S.A.	Madrid
469	MEF I Manager, S. à r.l.	Luxembourg
470	MEFIS Beteiligungsgesellschaft mbH	Frankfurt
471	MHL Reinsurance Ltd.	Burlington
472	MIT Holdings, Inc.	Baltimore
473	Mortgage Trading (UK) Limited (in members’ voluntary liquidation)	London
474	MortgageIT Securities Corp.	Wilmington
475	MortgageIT, Inc.	New York
476	Navegator - SGFTC, S.A.	Lisbon
477	NCKR, LLC	Wilmington
478	NEPTUNO Verwaltungs- und Treuhand-Gesellschaft mit beschränkter Haftung	Cologne
479	Nevada Mezz 1 LLC	Wilmington
480	Nevada Parent 1 LLC	Wilmington
481	Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung	Frankfurt
482	norisbank GmbH	Bonn
483	North American Income Fund PLC	Dublin
484	North Las Vegas Property LLC	Wilmington
485	OOO “Deutsche Bank TechCentre”	Moscow
486	OOO “Deutsche Bank”	Moscow
487	Opal Funds (Ireland) Public Limited Company	Dublin
488	OPB Verwaltungs- und Beteiligungs-GmbH	Cologne
489	OPB Verwaltungs- und Treuhand GmbH	Cologne
490	OPB-Holding GmbH	Cologne
491	OPB-Nona GmbH	Frankfurt
492	OPB-Oktava GmbH	Cologne
493	OPB-Quarta GmbH	Cologne
494	OPB-Quinta GmbH	Cologne
495	OPB-Septima GmbH	Cologne
496	Oppenheim Asset Management Services S.à r.l.	Luxembourg
497	OPPENHEIM Capital Advisory GmbH	Cologne
498	Oppenheim Eunomia GmbH	Cologne
499	OPPENHEIM Flottenfonds V GmbH & Co. KG	Cologne	1
500	Oppenheim Fonds Trust GmbH	Cologne
501	OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne
502	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne
503	OPS Nominees Pty Limited	Sydney
504	OVT Trust 1 GmbH	Cologne
505	OVV Beteiligungs GmbH	Cologne
506	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
507	Pan Australian Nominees Pty Ltd	Sydney
508	PB Factoring GmbH	Bonn
509	PB Firmenkunden AG	Bonn
510	PB International S.A.	Schuettringen
511	PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Bonn
512	PBC Banking Services GmbH	Frankfurt
513	PCC Services GmbH der Deutschen Bank	Essen
514	Pelleport Investors, Inc.	New York
515	Plantation Bay, Inc.	St. Thomas
516	Polydeuce LLC	Wilmington
517	Postbank Akademie und Service GmbH	Hameln
518	Postbank Beteiligungen GmbH	Bonn
519	Postbank Direkt GmbH	Bonn
520	Postbank Filialvertrieb AG	Bonn
521	Postbank Finanzberatung AG	Hameln
522	Postbank Immobilien GmbH	Hameln
523	Postbank Immobilien und Baumanagement GmbH	Bonn
524	Postbank Immobilien und Baumanagement GmbH & Co. Objekt Leipzig KG	Bonn	1
525	Postbank Leasing GmbH	Bonn
526	Postbank Service GmbH	Essen
527	Postbank Systems AG	Bonn
528	Private Equity Asia Select Company III S.à r.l.	Luxembourg
529	Private Equity Global Select Company IV S.à r.l.	Luxembourg
530	Private Equity Global Select Company V S.à r.l.	Luxembourg
531	Private Equity Select Company S.à r.l.	Luxembourg

Serial No.	Name of company	Domicile of company	Footnote
532	Private Financing Initiatives, S.L.	Barcelona
533	PS plus Portfolio Software + Consulting GmbH	Roedermark
534	PT Deutsche Securities Indonesia	Jakarta
535	PT. Deutsche Verdhana Indonesia	Jakarta	2
536	Public joint-stock company “Deutsche Bank DBU”	Kiev
537	R.B.M. Nominees Pty Ltd	Sydney
538	Real Estate Secondary Opportunities Fund, LP	London	1
539	Regula Limited	Road Town
540	RoPro U.S. Holding, Inc.	Wilmington
541	Route 28 Receivables, LLC	Wilmington
542	Royster Fund Management S.à r.l.	Luxembourg
543	RREEF America L.L.C.	Wilmington
544	RREEF China REIT Management Limited	Hong Kong
545	RREEF European Value Added I (G.P.) Limited	London
546	RREEF India Advisors Private Limited	Mumbai
547	RREEF Investment GmbH	Frankfurt
548	RREEF Management GmbH	Frankfurt
549	RREEF Management L.L.C.	Wilmington
550	RREEF Spezial Invest GmbH	Frankfurt
551	RTS Nominees Pty Limited	Sydney
552	SAB Real Estate Verwaltungs GmbH	Hameln
553	Sagamore Limited (in members’ voluntary liquidation)	London
554	SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
555	Sal. Oppenheim Alternative Investments GmbH	Cologne
556	Sal. Oppenheim jr. & Cie. AG & Co. Kommanditgesellschaft auf Aktien	Cologne
557	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne
558	Sal. Oppenheim jr. & Cie. Komplementär AG	Cologne
559	Sal. Oppenheim jr. & Cie. Luxembourg S.A.	Luxembourg
560	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
561	Sechste Salomon Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne	2
562	Service Company Four Limited	Hong Kong
563	Sharps SP I LLC	Wilmington
564	Structured Finance Americas, LLC	Wilmington
565	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt
566	TELO Beteiligungsgesellschaft mbH	Schoenefeld
567	Tempurrite Leasing Limited	London
568	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok
569	Tianjin Deutsche AM Fund Management Co., Ltd.	Tianjin
570	Treuinvest Service GmbH	Frankfurt
571	Trevona Limited	Road Town
572	Triplereason Limited	London
573	UKE Grundstücksgesellschaft mbH	Troisdorf	2
574	UKE, s.r.o.	Belá
575	Ullmann - Esch Grundstücksgesellschaft Kirchnerstraße GbR	Troisdorf	1,2
576	Ullmann - Esch Grundstücksverwaltungsgesellschaft Disternich GbR	Troisdorf	1,2
577	Ullmann Ullmann Krockow Krockow Esch GbR	Troisdorf	1,2
578	VCM MIP 2002 GmbH & Co. KG i.L.	Cologne	1
579	VCM MIP II GmbH & Co. KG i.L.	Cologne	1
580	VCM Treuhand Beteiligungsverwaltung GmbH	Cologne
581	VCP Treuhand Beteiligungsgesellschaft mbH	Cologne
582	VCP Verwaltungsgesellschaft mbH i.L.	Cologne
583	Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden	Berlin
584	Vesta Real Estate S.r.l.	Milan
585	VÖB-ZVD Processing GmbH	Frankfurt
586	Wealthspur Investment Company Limited	Labuan
587	WEPLA Beteiligungsgesellschaft mbH	Frankfurt
588	Whale Holdings S.à r.l.	Luxembourg
589	5000 Yonge Street Toronto Inc.	Toronto
Consolidated Structured Entities
590	Amber Investments S.à r.l.	Luxembourg
591	Aqueduct Capital S.à r.l.	Luxembourg
592	Argentina Capital Protected Investments Limited	George Town	7
593	Asset Repackaging Trust Five B.V.	Amsterdam	7
594	Atena SPV S.r.l	Conegliano
595	Atlas Investment Company 1 S.à r.l.	Luxembourg
596	Atlas Investment Company 2 S.à r.l.	Luxembourg
597	Atlas Investment Company 3 S.à r.l.	Luxembourg
598	Atlas Investment Company 4 S.à r.l.	Luxembourg
599	Atlas Portfolio Select SPC	George Town
600	Atlas SICAV - FIS	Luxembourg	7
601	Axia Insurance, Ltd.	Hamilton	7
602	Axiom Shelter Island LLC	San Diego
603	Azurix AGOSBA S.R.L.	Buenos Aires
604	Azurix Argentina Holding, Inc.	Wilmington
605	Azurix Buenos Aires S.A. (en liquidacion)	Buenos Aires
606	Azurix Cono Sur, Inc.	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
607	Azurix Corp.	Wilmington
608	Azurix Latin America, Inc.	Wilmington
609	Baltics Credit Solutions Latvia SIA	Riga
610	BC Mumbai Shipping Limited	St. John’s
611	BC San Francisco Shipping Limited	St. John’s
612	Block 1949, LLC	Wilmington	2
613	Bürohaus Hauptstraße Gewerbeimmobilien Limited & Co. KG	Frankfurt
614	Büropark Heimstetten Vermögensverwaltungs Limited & Co. KG	Frankfurt
615	Castlebay Asia Flexible Fund SICAV-FIS - Taiwan Bond Fund	Luxembourg
616	Cathay Capital (Labuan) Company Limited	Labuan
617	Cathay Capital Company Limited	Port Louis
618	Cathay Strategic Investment Company Limited	Hong Kong
619	Cathay Strategic Investment Company No. 2 Limited	George Town
620	Cayman Reference Fund Holdings Limited	George Town
621	Charitable Luxembourg Four S.à r.l.	Luxembourg
622	Charitable Luxembourg Three S.à r.l.	Luxembourg
623	Charitable Luxembourg Two S.à r.l.	Luxembourg
624	Charlton (Delaware), Inc.	Wilmington
625	China Recovery Fund LLC	Wilmington
626	CITAN Beteiligungsgesellschaft mbH	Frankfurt
627	CLASS Limited	St. Helier	7
628	Collins Capital Low Volatility Performance II Special Investments, Ltd.	Road Town
629	Concept Fund Solutions Public Limited Company	Dublin	7
630	Crofton Invest, S.L.	Madrid
631	Danube Properties S.à r.l., en faillite	Luxembourg
632	Dariconic Limited	Dublin
633	Dawn-BV II LLC	Wilmington
634	Dawn-BV LLC	Wilmington
635	DB (Barbados) SRL	Christ Church
636	DB Aircraft Leasing Master Trust	Wilmington	2
637	DB Alternative Strategies Limited	George Town
638	DB Apex (Luxembourg) S.à r.l.	Luxembourg
639	DB Apex Management Limited	George Town
640	DB Asia Pacific Holdings Limited	George Town
641	DB Aster II, LLC	Wilmington
642	DB Aster III, LLC	Wilmington
643	DB Aster, Inc.	Wilmington
644	DB Aster, LLC	Wilmington
645	DB Avila Ltd.	George Town
646	DB Capital Investments Sàrl	Luxembourg
647	DB Chambers Limited	George Town
648	DB Covered Bond S.r.l.	Conegliano
649	DB Credit Investments S.à r.l.	Luxembourg
650	DB Dawn, Inc.	Wilmington
651	DB Elara LLC	Wilmington
652	db ETC Index plc	St. Helier	7
653	db ETC plc	St. Helier	7
654	DB Finance International GmbH	Eschborn
655	DB Ganymede 2006 L.P.	Camana Bay	1
656	DB Global Markets Multi-Strategy Fund I Ltd.	George Town
657	DB Global Masters Multi-Strategy Trust	George Town
658	DB Global Masters Trust	George Town	7
659	DB Green Holdings Corp.	Wilmington
660	DB Green, Inc.	New York
661	DB Hypernova LLC	Wilmington
662	DB Immobilienfonds 1 Wieland KG	Frankfurt
663	DB Immobilienfonds 2 GmbH & Co. KG	Frankfurt
664	DB Immobilienfonds 4 GmbH & Co. KG i.L.	Frankfurt
665	DB Immobilienfonds 5 Wieland KG	Frankfurt
666	DB Impact Investment (GP) Limited	London
667	DB Infrastructure Holdings (UK) No.1 Limited	London
668	DB Investment Resources (US) Corporation	Wilmington
669	DB Investment Resources Holdings Corp.	Wilmington
670	DB Io LP	Wilmington	1
671	DB Litigation Fee LLC	Wilmington
672	DB Master Fundo de Investimento em Direitos Creditórios Não-Padronizados de Precatórios Federais	Rio de Janeiro
673	DB Munico Ltd.	George Town
674	DB Platinum II	Luxembourg	7
675	DB PWM	Luxembourg	7
676	DB PWM - Active Asset Allocation Growth II	Luxembourg
677	DB PWM II - LiquidAlts UCITS (Euro)	Luxembourg
678	DB RC Holdings, LLC	Wilmington
679	DB Real Estate Canadainvest 1 Inc.	Toronto
680	DB Safe Harbour Investment Projects Limited	London
681	DB STG Lux 10 S.à r.l.	Luxembourg
682	DB STG Lux 11 S.à r.l.	Luxembourg

Serial No.	Name of company	Domicile of company	Footnote
683	DB STG Lux 12 S.à r.l.	Luxembourg
684	DB STG Lux 9 S.à r.l.	Luxembourg
685	db x-trackers	Luxembourg	7
686	db x-trackers II	Luxembourg	7
687	dbInvestor Solutions Public Limited Company	Dublin	7
688	DBRE Global Real Estate Management US IA, L.L.C.	Wilmington
689	DBRE Global Real Estate Management US IB, L.L.C.	Wilmington
690	DBRMS4	George Town	1, 4
691	DBX ETF Trust	Wilmington	7
692	De Heng Asset Management Company Limited	Beijing
693	DeAM Capital Protect 2014	Frankfurt
694	DeAM Capital Protect 2019	Frankfurt
695	DeAM Capital Protect 2024	Frankfurt
696	DeAM Capital Protect 2029	Frankfurt
697	DeAM Capital Protect 2034	Frankfurt
698	DeAM Capital Protect 2039	Frankfurt
699	DeAM Capital Protect 2044	Frankfurt
700	DeAM Capital Protect 2049	Frankfurt
701	Deloraine Spain SL	Madrid
702	Deutsche Bank Best Allocation - Protect 80	Luxembourg
703	Deutsche Bank Best Allocation - Protect 90	Luxembourg
704	Deutsche Bank Capital Finance LLC I	Wilmington
705	Deutsche Bank Capital Finance Trust I	Wilmington	2
706	Deutsche Bank Capital LLC I	Wilmington
707	Deutsche Bank Capital Trust I	Wilmington	2
708	Deutsche Bank Contingent Capital LLC II	Wilmington
709	Deutsche Bank Contingent Capital LLC III	Wilmington
710	Deutsche Bank Contingent Capital LLC IV	Wilmington
711	Deutsche Bank Contingent Capital LLC V	Wilmington
712	Deutsche Bank Contingent Capital Trust II	Wilmington	2
713	Deutsche Bank Contingent Capital Trust III	Wilmington	2
714	Deutsche Bank Contingent Capital Trust IV	Wilmington	2
715	Deutsche Bank Contingent Capital Trust V	Wilmington	2
716	Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg	7
717	Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg	7
718	Deutsche Colombia S.A.S.	Bogotá
719	Deutsche Income Trust - Deutsche Limited Maturity Quality Income Fund	Boston
720	Deutsche Income Trust - Deutsche Ultra-Short Investment Grade Fund	Boston
721	Deutsche Institutional Money plus	Luxembourg
722	Deutsche Institutional USD Money plus	Luxembourg
723	Deutsche International Fund, Inc. - Deutsche Emerging Markets Frontier Fund	Baltimore
724	Deutsche Invest I	Luxembourg	7
725	Deutsche Investment Trust - Deutsche CROCI U.S. Fund	Boston
726	Deutsche Leasing New York Corp.	New York
727	Deutsche Postbank Funding LLC I	Wilmington
728	Deutsche Postbank Funding LLC II	Wilmington
729	Deutsche Postbank Funding LLC III	Wilmington
730	Deutsche Postbank Funding LLC IV	Wilmington
731	Deutsche Postbank Funding Trust I	Wilmington	2
732	Deutsche Postbank Funding Trust II	Wilmington	2
733	Deutsche Postbank Funding Trust III	Wilmington	2
734	Deutsche Postbank Funding Trust IV	Wilmington	2
735	Deutsche Services Polska Sp. z o.o.	Warsaw
736	Drehscheibe Bochum GmbH & Co. KG	Frankfurt
737	Dusk LLC	Wilmington
738	DWS (CH) - Pension Garant 2017	Zurich
739	DWS Garant 80 FPI	Luxembourg
740	DWS Garant Top Dividende 2018	Luxembourg
741	DWS Vorsorge - Premium Balance Plus	Luxembourg
742	DWS World Protect 90	Luxembourg
743	DWS Zeitwert Protect	Luxembourg
744	Dynamic Infrastructure Securities Fund LP	Wilmington
745	Earls Eight Limited	George Town	7
746	Earls Four Limited	George Town	7
747	EARLS Trading Limited	George Town
748	ECT Holdings Corp.	Wilmington
749	Einkaufszentrum “HVD Dresden” S.à.r.l & Co. KG	Cologne
750	Eirles Three Designated Activity Company	Dublin	7
751	Eirles Two Designated Activity Company	Dublin	7
752	Elmo Funding GmbH	Eschborn
753	Elmo Leasing Vierzehnte GmbH	Eschborn
754	Emerald Asset Repackaging Designated Activity Company	Dublin
755	Emerging Markets Capital Protected Investments Limited	George Town	7
756	Emeris	George Town
757	Epicuro SPV S.r.l.	Conegliano
758	Equinox Credit Funding Public Limited Company	Dublin	7

Serial No.	Name of company	Domicile of company	Footnote
759	Erste Frankfurter Hoist GmbH	Eschborn
760	Eurohome (Italy) Mortgages S.r.l.	Conegliano
761	European Strategic Real Estate Fund ICAV	Dublin
762	Feale Sp. z o.o.	Wolica
763	Finaqua Limited	London
764	Fondo Privado de Titulizacion Activos Reales 1 B.V.	Amsterdam
765	Fondo Privado de Titulización PYMES I Limited	Dublin
766	Fortis Flexi IV - Bond Medium Term RMB	Luxembourg
767	FRANKFURT CONSULT GmbH	Frankfurt
768	Fullgoal China Access RQFII Fund SPC - Fullgoal RQFII Bond Sub-Fund	George Town
769	Fundo de Investimento em Direitos Creditórios Não-Padronizados - Precatório Federal 4870-1	Rio de Janeiro
770	Fundo de Investimento em Direitos Creditórios Não-Padronizados - Precatórios Federais DB I	Rio de Janeiro
771	Fundo de Investimento em Quotas de Fundos de Investimento em Direitos Creditórios Não-Padronizados Global Markets	Rio de Janeiro
772	GAC-HEL II, Inc.	Wilmington
773	GAC-HEL, Inc.	Wilmington
774	Gladyr Spain, S.L.	Madrid
775	Glamour Bulk 1 Maritime Limited	Monrovia
776	Global Markets Fundo de Investimento Multimercado	Rio de Janeiro
777	Global Markets III Fundo de Investimento Multimercado - Crédito Privado e Investimento No Exterior	Rio de Janeiro
778	Global Opportunities Co-Investment Feeder, LLC	Wilmington
779	Global Opportunities Co-Investment, LLC	Wilmington
780	Grundstücksverwaltung Martin-Behaim-Strasse Gewerbeimmobilien Limited & Co. KG	Frankfurt	1
781	GWC-GAC Corp.	Wilmington
782	Hamildak Limited	Dublin
783	Harbour Finance Limited	Dublin	2
784	Harvest Select Funds - Harvest China Fixed Income Fund II	Hong Kong
785	Iberia Inversiones II Limited	Dublin
786	Iberia Inversiones Limited	Dublin
787	India Debt Opportunities Fund	Mumbai
788	Infrastructure Holdings (Cayman) SPC	George Town
789	Inn Properties S.à r.l., en faillite	Luxembourg
790	Investor Solutions Limited	St. Helier	7
791	Isar Properties S.à r.l., en faillite	Luxembourg
792	iShares Edge MSCI Australia Minimum Volatility ETF	Melbourne
793	iShares Edge MSCI Australia Multifactor ETF	Melbourne
794	iShares Edge MSCI World Minimum Volatility ETF	Melbourne
795	iShares Edge MSCI World Multifactor ETF	Melbourne
796	IVAF (Jersey) Limited	St. Helier
797	JB Hotel Private Placement Real Estate Trust No. 1	Seoul
798	Kelsey Street LLC	Wilmington
799	Kingfisher Canada Holdings LLC	Wilmington
800	Kingfisher Holdings LLC	Wilmington
801	KOMPASS 3 Beteiligungsgesellschaft mbH	Duesseldorf
802	KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG i.L.	Duesseldorf	1
803	KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG i.L.	Duesseldorf	1
804	Kratus Inversiones Designated Activity Company	Dublin
805	La Fayette Dedicated Basket Ltd.	Road Town
806	Lagoon Finance Designated Activity Company	Dublin	7
807	Leo Consumo 1 S.r.l.	Conegliano
808	Leo Consumo 2 S.r.l.	Conegliano
809	87 Leonard Development LLC	Wilmington
810	Leonardo Charitable 1 Limited	George Town
811	Leonardo Secondary Opportunities Fund III (Alternate GP of GP), LP	Wilmington	1
812	Leonardo Secondary Opportunities Fund III (Alternate GP), LP	Wilmington	1
813	Leonardo Secondary Opportunities Fund III (GP) Limited	George Town
814	Leonardo Secondary Opportunities Fund III (Limited Partner) Limited	George Town
815	Leonardo Secondary Opportunities III (SLP GP) Limited	Edinburgh
816	Leonardo Secondary Opportunities III SLP, LP	Edinburgh	1
817	Life Mortgage S.r.l.	Rome
818	Macondo Spain SL	Madrid
819	Manta Acquisition LLC	Wilmington
820	Manta Group LLC	Wilmington
821	Mars Investment Trust II	New York
822	Mars Investment Trust III	New York
823	Master Aggregation Trust	Wilmington
824	Maxima Alpha Bomaral Limited (in liquidation)	St. Helier
825	Merlin I	George Town
826	Merlin II	George Town
827	Merlin XI	George Town
828	Meseta Inversiones Designated Activity Company	Dublin
829	Mexico Capital Protected Investments Limited	George Town	7
830	Micro-E Finance S.r.l.	Rome
831	Midsel Limited	London
832	Mira GmbH & Co. KG	Frankfurt	1
833	Moon Leasing Limited	London
834	Motion Picture Productions One GmbH & Co. KG	Frankfurt	1

Serial No.	Name of company	Domicile of company	Footnote
835	MPP Beteiligungsgesellschaft mbH	Frankfurt
836	MS “JPO TUCANA” Schiffahrtsgesellschaft mbH & Co. KG i.I.	Stade
837	NCW Holding Inc.	Vancouver
838	New 87 Leonard, LLC	Wilmington
839	Nineco Leasing Limited	London
840	Oasis Securitisation S.r.l.	Conegliano	2
841	Oder Properties S.à r.l., en faillite	Luxembourg
842	Odin Mortgages Limited	London
843	Oona Solutions, Fonds Commun de Placement	Luxembourg	7
844	OPAL, en liquidation volontaire	Luxembourg	7
845	Operadora de Buenos Aires S.R.L.	Buenos Aires
846	Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw
847	Oran Limited	George Town
848	Orchid Pubs & Restaurants Limited	London
849	OTTAM Mexican Capital Trust Designated Activity Company	Dublin	7
850	Palladium Securities 1 S.A.	Luxembourg	7
851	PanAsia Funds Investments Ltd.	George Town	7
852	PARTS Funding, LLC	Wilmington
853	PARTS Student Loan Trust 2007-CT1	Wilmington
854	PD Germany Funding Company II, Ltd.	George Town
855	PD Germany Funding Company IV, Ltd.	George Town
856	PD Germany Funding Company V, Ltd.	George Town
857	PEIF II SLP Feeder, L.P.	Edinburgh
858	Peruda Leasing Limited	London
859	Perus 1 S.à r.l.	Luxembourg
860	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Manila
861	PIMCO PARS I - Poste Vite	George Town
862	PIMCO PARS V - Poste Vite	George Town
863	Pinehurst Securities SA	Luxembourg	7
864	Port Elizabeth Holdings LLC	Wilmington
865	Private Markets ICAV	Dublin
866	Pyxis Nautica S.A.	Luxembourg
867	Quantum 13 LLC	Wilmington
868	Quartz No. 1 S.A.	Luxembourg	2
869	Reference Capital Investments Limited	London
870	Regal Limited	George Town	7
871	REO Properties Corporation	Wilmington
872	REO Properties Corporation II	Wilmington	2
873	Residential Mortgage Funding Trust	Toronto
874	Rhine Properties S.à r.l., en faillite	Luxembourg
875	RM Ayr Limited (in liquidation)	Dublin
876	RM Chestnut Limited (in liquidation)	Dublin
877	RM Fife Limited (in liquidation)	Dublin
878	RM Multi-Asset Limited (in liquidation)	Dublin
879	RM Sussex Limited (in liquidation)	Dublin
880	RM Triple-A Limited (in liquidation)	Dublin
881	RREEF Global Opportunities Fund III, LLC	Wilmington
882	RREEF North American Infrastructure Fund A, L.P.	Wilmington
883	RREEF North American Infrastructure Fund B, L.P.	Wilmington
884	SABRE Securitisation Limited	Sydney
885	SCB Alpspitze UG (haftungsbeschränkt)	Frankfurt
886	Schiffahrts-Gesellschaft “HS DEBUSSY” mbH & Co. KG i.I.	Hamburg
887	Schiffahrts-Gesellschaft “HS WAGNER” mbH & Co. KG i.I.	Hamburg
888	Select Access Investments Limited	Sydney	7
889	Silrendel, S. de R. L. de C. V.	Mexico City
890	Singer Island Tower Suite LLC	Wilmington
891	Sixco Leasing Limited	London
892	SMART SME CLO 2006-1, Ltd.	George Town
893	SOLIDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
894	SP Mortgage Trust	Wilmington
895	Strategic Global Opportunities Limited - Class A Main USD	Nassau
896	STTN, Inc.	Wilmington
897	Swabia 1 Limited	Dublin
898	Swabia 1. Vermögensbesitz-GmbH	Eschborn
899	Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon
900	The Canary Star Trust	George Town
901	The GIII Accumulation Trust	Wilmington
902	The India Debt Opportunities Fund Limited	Ebène City
903	The PEB Accumulation Trust	Wilmington
904	The SLA Accumulation Trust	Wilmington
905	Threadneedle Lending Limited	London
906	Tintin III SPC	George Town
907	Trave Properties S.à r.l., en faillite	Luxembourg
908	TRS Aria LLC	Wilmington
909	TRS Birch II LTD	George Town
910	TRS Birch LLC	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
911	TRS Cypress II LTD	George Town
912	TRS Elm II LTD	George Town
913	TRS Leda LLC	Wilmington
914	TRS Maple II LTD	George Town
915	TRS Oak II LTD	George Town
916	TRS Oak LLC	Wilmington
917	TRS Poplar II LTD	George Town
918	TRS Scorpio LLC	Wilmington
919	TRS Spruce II LTD	George Town
920	TRS SVCO LLC	Wilmington
921	TRS Sycamore II LTD	George Town
922	TRS Tupelo II LTD	George Town
923	TRS Tupelo LLC	Wilmington
924	TRS Venor LLC	Wilmington
925	TRS Walnut II LTD	George Town
926	TRS Walnut LLC	Wilmington
927	VCM Golding Mezzanine GmbH & Co. KG	Munich	1
928	Vermögensfondmandat Flexible (80% teilgeschützt)	Luxembourg
929	Wendelstein 2015-1 UG (haftungsbeschränkt)	Frankfurt
930	World Trading (Delaware) Inc.	Wilmington
931	ZALLUS Beteiligungsgesellschaft mbH	Duesseldorf
932	ZARAT Beteiligungsgesellschaft mbH	Duesseldorf
933	ZARAT Beteiligungsgesellschaft mbH & Co. Leben II KG i.L.	Duesseldorf	1
934	ZELAS Beteiligungsgesellschaft mbH	Duesseldorf
935	ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG i.L.	Duesseldorf	1
936	Zumirez Drive LLC	Wilmington
937	ZURET Beteiligungsgesellschaft mbH	Duesseldorf
938	Zurich - DWS Life Cycle Balance II	Luxembourg

Serial No.	Footnotes - English

1	Status as shareholder with unlimited liability pursuant to Section 313 Paragraph 2 Number 6 HGB.

2	Controlled.

3	The company made use of the exemption offered by Section 264b HGB.

4	General Partnership (Cayman Islands).

5	Special Fund.

6	Limited Partnership (China).

7	Only specified assets and related liabilities (silos) of this entity were consolidated.